SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ---------------------------------

                           Filed by the Registrant |X|
                   Filed by a party other than the Registrant |_|

                         ---------------------------------

                           Check the appropriate box:
| | Preliminary Proxy Statement             |X| Definitive Proxy Statement
   Rule 14a-(b)

|_| Definitive Additional Materials         |_| Soliciting Material Pursuant to
                                              Rule 14a-11(c) or Rule 14a- 12

|_| Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

                  -------------------------------------------

                                WPI GROUP, INC.

                (Name of Registrant as Specified in Its Charter)

                  -------------------------------------------

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         |X|  No fee required.
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              Exchange Act Rule 0-1l(a)(2) and identify the filing for which
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


                                 WPI GROUP, INC.
                                 1155 ELM STREET
                            MANCHESTER, NH 03101-1508

                                                                 October 5, 2000

Dear Shareholder:


     On behalf of the Board of Directors and management of WPI Group, Inc., I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Company's headquarters at 1155 Elm Street, Manchester, New Hampshire, on November 2, 2000 at 10:00 a.m.

     It is an exciting time for WPI Group. The Company has recently taken large steps in its plans to divest itself of its non-core businesses and to focus on the development of its promising diagnostics business. We have also helped to secure our future by obtaining addition financing through a debt and equity investment made by Sunrise Capital Partners, a private investment fund based in New York. Sunrise manages over $200 million of committed capital, focusing on small and middle-market companies.

     At the Annual Meeting you will be asked to consider and vote on a number of proposals:

     o  the election of seven directors to the Company's Board of Directors;

     o an amendment to the Company's Articles of Incorporation increasing the number of shares of common stock that the Company is authorized to issue;

     o an amendment to the Company's Articles of Incorporation changing the name of the Company;

     o an amendment to the Company's 1997 Equity Incentive Plan increasing the number of shares available for issuance under that plan;

     o an amendment to the Company's Articles of Incorporation creating a class of preferred stock, for which the Board of Directors of the Company will have the right to fix the rights, terms and preferences at the time of issuance, with no further action on the part of the shareholders;

     o the ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants.

     The amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock is being sought in connection with the financing transaction between the Company and Sunrise. The first portion of that transaction was completed on August 9, 2000, but the amendment is necessary to complete the other portions. The Board of Directors and management of the Company believe that this transaction is vital to the Company's near-and long-term success. Failure by the Company's shareholders to approve the proposal could have a material adverse effect on our business and the development of new products.

     Detailed descriptions of each of the matters presented for shareholder approval are set forth in the accompanying proxy statement. I urge you to read it and consider each of the proposals carefully. Whether or not you plan to attend the meeting in person, please take the time to fill out and return the enclosed proxy card; doing so will not limit your right to vote in person if you decide to attend the meeting.

     I hope that you can join us.

                                            Sincerely,

                                            John R. Allard
                                            Chairman of the Board, President and
                                            Chief Executive Officer

[LOGO OMITTED][LOGO OMITTED]

                           The WPI Family of Companies

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held November 2, 2000

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of WPI Group, Inc. will be held at the Company's corporate headquarters at 1115 Elm Street, Manchester, New Hampshire, on November 2, 2000 at 10:00 a.m., local time, for the following purposes:

     1. To elect seven directors to the Board of Directors.

     2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation increasing the authorized number of shares of common stock which may be issued by the Company from 20,000,000 to 75,000,000.

     3. To approve an amendment to the Company's Amended and Restated Articles of Incorporation changing the name of the Company.

     4. To approve amendments to the Company's 1997 Equity Incentive Plan increasing the number of shares of the Company's common stock available for issuance from 750,000 to 3,500,000 and increasing the limit on the number of stock-based awards that can be granted to any one person during any year from 200,000 to 500,000.

     5. To approve an amendment to the Company's Amended and Restated Articles of Incorporation creating a class of preferred stock, for which the Board of Directors of the Company will have the right to fix the rights, terms and preferences at the time of issuance, with no further action on the part of the shareholders, and authorizing the issuance of up to 20,000,000 shares of preferred stock.

     6. To ratify the appointment of Arthur Anderson LLP as the Company's independent accountants for the fiscal year ending September 24, 2000.

     7. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on October 2, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              William V. A. Zorn, Secretary

October 5, 2000


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

On behalf of the Board of Directors we urge you to promptly mark, sign, date and return the accompanying proxy in the enclosed envelope even if you plan to attend the Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting. You may revoke your proxy and vote in person if you decide to attend the Meeting.
--------------------------------------------------------------------------------

                                 WPI GROUP, INC.

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WPI Group, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on November 2, 2000, and any adjournment thereof.

     Copies of this Proxy Statement and the accompanying proxy are being mailed on or about October 5, 2000 to the holders of record of the common stock of the Company on October 2, 2000 (the "Record Date"). On that date there were 7,890,663 shares of common stock outstanding and entitled to vote. The proxy may be revoked by a shareholder at any time prior to its use by giving notice of such revocation to the Secretary of the Company prior to the Annual Meeting, by appearing at the Meeting and voting in person or by returning a duly executed proxy bearing a later date. The expense of this solicitation will be paid by the Company. Some of the officers and regular employees of the Company may solicit proxies personally and by telephone.

     At the Meeting, each shareholder will be entitled to one vote for each share of stock standing in such shareholder's name on the books of the Company at the close of business on the Record Date.

     The presence at the Meeting in person or by proxy of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum.

     Properly executed proxies will be voted in accordance with the directions made in the proxy card by the shareholder. If no directions are given in an otherwise properly executed proxy, the proxy will be voted in accordance with the recommendation of the Board of Directors as described in this Proxy Statement.

     The Company will treat abstentions and broker non-votes as present at the Annual Meeting solely for the purpose of determining whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the outcome of the election of directors, the proposals to amend the Company's Amended and Restated Articles of Incorporation, the proposal to amend the Company's 1997 Equity Incentive Plan or the proposal to ratify the appointment of independent accountants.

     A plurality of the votes cast is required for the election of directors. The affirmative vote of the majority of the votes cast is required to amend the Company's Amended and Restated Articles of Incorporation, to amend the Company's 1997 Equity Incentive Plan and to ratify the appointment of independent accountants for fiscal 2000.

     The mailing address of the principal executive offices of the Company is 1115 Elm Street, Manchester, New Hampshire 03101.

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

                           (Item 1 on the Proxy Card)

     The Board of Directors of the Company is currently composed of seven directors, although up to 15 directors are permitted by the Company's By Laws. Seven directors are to be elected at the Meeting to serve one-year terms until the 2001 Annual Meeting of Shareholders and until their respective successors are elected and qualify. The Board of Directors has nominated John R. Allard, Paul J. Giovacchini, Irwin N. Gold, Joseph A. Julian, Jr., David A. Preiser, Michael D. Stewart and Bernard Tenenbaum, each of whom is currently a director, for election to the Board of Directors.

     The Board of Directors believes that all nominees are willing and are able to serve as directors, but if any nominee should decline to serve or become unavailable for election as a director at the Meeting, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors accordingly.

     The following table sets forth, as of August 18, 2000, certain information as to the nominees:

                                                          Director
Name                                         Age            Since              Position with the Company
----                                         ---          ---------            -------------------------

John R. Allard...........................     34            1998               Chairman, President and Chief
                                                                                 Executive Officer

Paul G. Giovacchini......................     43            1990               Director

Irwin A. Gold............................     43            2000               Director

Joseph A. Julian, Jr.....................     33            2000               Director

David A. Preiser.........................     43            2000               Director

Michael D. Stewart.......................     31            2000               Director

Bernard H. Tenenbaum.....................     45            1994               Director

     John Allard has been Chairman of the Company since July 2000, a director of the Company since August 1998 and President and Chief Executive Officer of the Company since December 1999. From February 1999 to December 1999, Mr. Allard served as President and Chief Operating Officer of the Company. Mr. Allard was Senior Vice President, Business Development from August 1998 to February 1999. Mr. Allard is also a Director and Senior Partner of Allard Nazarian Group, Inc., where he served as Chief Executive Officer from December 1992 to August 1998.

     Paul Giovacchini has been a director of the Company since September 1990. Mr. Giovacchini was a Senior Investment Manager for Signal Capital Corporation, a Massachusetts-based investment firm, from August 1990 through December 1999. Since 1995, Mr. Giovacchini has also been a partner of Seacoast Capital Partners, L.P., a private equity investment partnership which focuses on investing in small, growing companies.

     Irwin Gold has been a director of the Company since July 2000. Mr. Gold is a Senior Managing Director and member of the Board of Directors of Houlihan Lokey Howard & Zukin, ("Houlihan Lokey"), an affiliate of Sunrise Capital Partners, L.P. ("Sunrise"). Mr. Gold is a principal of Sunrise and has been national co-director of Houlihan Lokey's Financial Restructuring Group since 1988. Mr. Gold is also a director of Cole National Corporation.

     Joseph Julian has been a director of the Company since July 2000. Mr. Julian is currently a principal of Sunrise. Mr. Julian has worked for the Financial Restructuring Group of Houlihan Lokey since 1989.

     David Preiser has been a director of the Company since July 2000. Mr. Preiser is currently the Managing Partner of Sunrise. Mr. Preiser has worked for the Financial Restructuring Group of Houlihan Lokey since 1991. Mr. Preiser is also a director of Jos A. Bank Clothiers and NVR Inc.

     Michael Stewart has been a director of the Company since July 2000. Mr. Stewart is currently a principal of Sunrise. Mr. Stewart has worked for the Financial Restructuring Group of Houlihan Lokey since 1990.

     Bernard Tenenbaum has been a director of the Company since 1989. Since April 1997, Mr. Tenenbaum has been President of the Children's Leisure Products Group of The Jordan Company, a leveraged buyout firm based in New York. From 1993 to 1997, Mr. Tenenbaum was Vice President, Corporate Development, of Russ Berrie & Company, a global impulse-gift company. Mr. Tenenbaum was also the founding Director of the George Rothman Institute for Entrepreneurial Studies at Fairleigh Dickinson University in New Jersey. He also served as the Associate Director of the Sol C. Snider Entrepreneurial Center of the Wharton School at the University of Pennsylvania. In addition to his career in business development and advanced business studies, Mr. Tenenbaum has served as a business consultant for AT&T, IBM CIGNA Corporation and the Philadelphia Phillies.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote "FOR" the election of the seven nominees. Proxies solicited by the Board of Directors will be voted "FOR" the seven nominees unless otherwise indicated.

Board of Directors and Committees of the Board

     The Board of Directors held nine meetings during the last fiscal year. With the exception of Irving Gutin and Bernard Tenenbaum, each of the directors who served during the 1999 fiscal year attended 75% or more of the aggregate total number of Board meetings and total number of meetings of committees on which he served. There are two committees of the Board, the Audit Committee and the Stock Option/Compensation Committee. The Audit Committee, consisting of Stephen Carlotti, Paul Giovacchini and Peter Danforth from October

1998 through January 1999 and consisting of Stephen Carlotti, Paul Giovacchini, Irving Gutin, Steven Shulman, Bernard Tenenbaum and James Risher (all the outside directors), from February 1999 through September 1999, held five meetings during the 1999 fiscal year. The Audit Committee reviews the scope of and the results of the audit by the independent public accountants, makes recommendations to the Board as to the selection of independent public accountants for each fiscal year, and reviews the adequacy of the Company's internal accounting and financial controls.

     The Stock Option/Compensation Committee, consisting during the 1999 fiscal year of Irving Gutin, Steven Shulman and Bernard Tenenbaum, held one meeting during the 1999 fiscal year. The Stock Option/Compensation Committee is responsible for reviewing and making recommendations to the Board on matters concerning the administration of the employee incentive plans and the compensation of executive officers of the Company. The Company does not have a nominating committee.

Compensation of Directors

     Directors who are not employees of the Company receive an annual fee of $14,000 and $250 for each committee meeting attended; committee chairmen receive an additional $500 annual fee for each committee they chair. Directors may elect to take all or a portion of their annual retainer in shares of Company common stock. Officers serve at the discretion of the Board of Directors. Directors who are employees of the Company do not receive any directors' fees.

Executive Officers

     The following table sets forth in certain information concerning the executive officers of the Company.

Name                     Age          Position and Offices

John R. Allard           34           Chairman of the Board, President and Chief
                                      Executive Officer

John W. Powers           43           Vice President and Chief Financial Officer

     John Powers has been Vice President and Chief Financial Officer of the Company since February 1997. From August 1993 to February 1997, Mr. Powers was the Chief Financial Officer of Janco Companies, a manufacturer of medical and electronic products. Prior to August 1993, Mr. Powers was a certified public accountant with an national and regional public accounting firm.

                              SECURITY OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the common stock as of August 29, 2000 by: (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each of the Company's directors; and (iii) all directors and officers of the Company as a group.

                                                                     Number of Shares              Percentage
Name and Address                                                    Beneficially Owned         Beneficially Owned

5% Owners
Gerald R. Allard(1) ........................................               677,012                      8%
520 South Collier Boulevard
Chalet Number 301
Marco Island, FL  38937

Dimension Fund Advisors(2) .................................               468,300                      6%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Michael Foster(3)...........................................               925,937                     11%
170 Cliff Road
Nantucket, MA 02584

Sunrise Capital Partners, L.P.(4) ..........................            10,874,286                     63%
685 Third Avenue, 15th Floor
New York, NY  10017


Directors and Executive Officers

John R. Allard(5)...........................................               294,602                      4%
1155 Elm Street
Manchester, NH 03101

Paul G. Giovacchini(6)......................................                10,833                      *
55 Ferncroft Road
Danvers, MA 01923

Irwin N. Gold(7)............................................            10,874,286                     63%
685 Third Avenue, 15th Floor
New York, NY 10017

Joseph A. Julian, Jr.(8)....................................            10,874,286                     63%
685 Third Avenue, 15th Floor
New York, NY 10017

John W. Powers(9)...........................................                48,133                      *
1155 Elm Street
Manchester, NH  03101

David A. Preiser(10)........................................            10,874,286                     63%
685 Third Avenue, 15th Floor
New York, NY 10017

                                      -5-

Michael D. Stewart(11) .....................................            10,874,286                     63%
685 Third Avenue, 15th Floor
New York, NY 10017

Bernard H. Tenenbaum(12)....................................                13,928                      *
767 5th Avenue, 48th Floor
New York, NY 10053

All executive officers and directors as a
group(8 persons)(13)........................................            11,241,782                     64%
----------

 *   Less than one percent
(1) According to a Schedule 13D filed with the Securities and Exchange Commission (the "Commission") on September 8, 2000, Gerald R. Allard, a private investor with an address of 520 South Collier Boulevard, Chalet Number 301, Marco Island, Florida 38937, has shared voting power (with Sunrise, see footnote (4)) and sole dispositive power with respect to the 677,012 shares of common stock (which figure includes 31,907 shares of common stock which Mr. Allard has the right to acquire within 60 days pursuant to the exercise of common stock purchase warrants and 162,727 shares of common stock which Mr. Allard has the right to acquire within 60 days pursuant to the conversion of convertible promissory notes held by him).

(2) According to a Schedule 13G filed with the Commission on February 3, 2000, Dimensional Fund Advisors, a Commission-registered investment adviser with its principal place of business at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, has sole voting and dispositive power with respect to the 468,300 shares of common stock.

(3) Includes 317,280 shares of the Company's common stock which Mr. Foster has the right to acquire within 60 days pursuant to the exercise of stock options. Mr. Foster retired as Chairman and Chief Executive Officer of WPI Group as of December 21, 1999.

(4) According to a Schedule 13D filed with the Commission on August 21, 2000, Sunrise, a private investment fund with its principal place of business at 685 Third Avenue, 15th Floor, New York, NY 10017, has sole voting and dispositive power with respect to 9,514,944 shares of common stock (which figure includes 1,308,204 shares of common stock which Sunrise has the right to acquire within 60 days pursuant to the exercise of common stock purchase warrants and 6,671,840 shares of common stock which Sunrise has the right to acquire within 60 days pursuant to the conversion of convertible promissory notes held by Sunrise). Sunrise also has shared voting power (but not shared dispositive power) with respect to 1,359,342 shares of common stock not held of record by Sunrise but which are the subject of a stockholders agreement between Sunrise and the owners of such shares.

(5) Mr. Allard has shared voting power (with Sunrise, see footnote (4)) and sole dispositive power with respect to the 294,602 shares (which figure includes 155,000 shares of common stock which Mr. Allard has the right to acquire within 60 days pursuant to the exercise of the exercise of stock options, 12,264 shares of common stock which Mr. Allard has the right to acquire within 60 days pursuant to the exercise of common stock purchase warrants and 62,548 shares of common stock which Mr. Allard has the right to acquire within 60 days pursuant to the conversion of convertible promissory notes held by him.)

(6)    Includes   10,833  shares  of  the  Company's   common  stock  which  Mr.
       Giovacchini has the right to acquire within 60 days pursuant to exercise of stock options.

(7) Includes 10,874,286 shares of the Company's common stock beneficially owned by Sunrise (see footnote (4)). Mr. Gold may be deemed to share beneficial ownership of the common stock owned by Sunrise by virtue of his status as a principal of Sunrise Advisors, LLC, the managing partner of Sunrise. Mr. Gold disclaims any beneficial ownership in these shares.

(8) Includes 10,874,286 shares of the Company's common stock beneficially owned by Sunrise (see footnote (4)). Mr. Julian may be deemed to share beneficial ownership of the common stock owned by Sunrise by virtue of his status as a principal of Sunrise Advisors, LLC, the managing partner of Sunrise. Mr. Julian disclaims any beneficial ownership in these shares.

(9) Includes 48,133 shares of the Company's common stock which Mr. Powers has the right to acquire within 60 days pursuant to exercise of stock options.

(10)   Includes   10,874,286   shares  of  the   Company's   common  stock
       beneficially owned by Sunrise (see footnote (4)). Mr. Preiser may be deemed to share beneficial ownership of the common stock owned by Sunrise by virtue of his status as the managing member of Sunrise Advisors, LLC, the managing partner of Sunrise. Mr. Preiser disclaims any beneficial ownership in these shares.

(11)   Includes   10,874,286   shares  of  the   Company's   common  stock
       beneficially owned by Sunrise (see footnote (4)). Mr. Stewart may be deemed to share beneficial ownership of the common stock owned by Sunrise by virtue of his status as a principal of Sunrise Advisors, LLC, the managing partner of Sunrise. Mr. Stewart disclaims any beneficial ownership in these shares.

(12) Includes 10,883 shares of the Company's common stock which Mr. Tenenbaum has the right to acquire within 60 days pursuant to the exercise of stock options.

(13) Includes 299,611 shares of the Company's common stock which certain officers and directors (excluding Messrs. Gold, Julian, Preiser and Stewart) have a right to acquire within 60 days pursuant to the exercise or conversion of stock options, common stock purchase warrants and convertible promissory notes (consisting of 224,799 shares of common stock pursuant to the exercise of stock options, 12,264 shares of common stock pursuant to the exercise of common stock purchase warrants and 62,548 shares of common stock pursuant to the conversion of convertible promissory notes). Also includes 10,874,286 shares of the Company's common stock which are beneficially owned by Sunrise (see footnote (4)). Messrs. Gold, Julian, Preiser and Stewart may be deemed to share beneficial ownership of the common stock owned by Sunrise by virtue of their relationships with Sunrise Advisors, LLC, the managing partner of Sunrise. Messrs. Gold, Julian, Preiser and Stewart each disclaim beneficial ownership of the shares owned by Sunrise.

                          CHANGE OF CONTROL TRANSACTION

     On July 31, 2000, the Company and its subsidiaries entered into a Convertible Note Agreement (the "Convertible Note Agreement") with Sunrise Capital Partners, L.P., a private investment fund ("Sunrise"). The Convertible Note Agreement and the transactions contemplated thereby are described more fully under the heading "Proposal No. 2" on page 15; the description which follows below is qualified entirely by reference to that section. We urge you to read the information contained under the heading "Proposal No. 2" for a more complete description of the Sunrise transaction.

     Pursuant to the Convertible Note Agreement, Sunrise and certain other participants (which include certain members of the Company's management and some members of the Allard-Nazarian Group, Inc.) have agreed to invest up to $24.1 million in convertible promissory notes, common stock of the Company, and warrants to purchase common stock. Sunrise and the other participants will purchase the securities from the Company in three series. The first series of securities were purchased on August 9, 2000; the second and third series can be purchased only if the shareholders of the Company approve the amendment to the Company's Articles of Incorporation described under "Proposal No. 2" and certain other conditions are satisfied. Purchase of the third series of securities is at the option of Sunrise.

     After purchasing the first series of securities on August 9, 2000, Sunrise owned approximately 50% of the outstanding voting shares of the Company on a fully-diluted basis (assuming conversion by Sunrise of all the promissory notes and exercise by Sunrise of all the common stock purchase warrants). In the event the Proposal No. 2 is approved and Sunrise purchases additional notes and warrants pursuant to the terms of the Convertible Note Agreement, Sunrise will beneficially own approximately 56% of the outstanding voting shares of the Company on a fully-diluted basis (assuming conversion by Sunrise of all the promissory notes and exercise by Sunrise of all the common stock purchase warrants). Because the percentages in this paragraph were calculated on a fully diluted basis and include only those shares held of record by Sunrise, the percentages are smaller than the Sunrise percentages shown in the table under "Security Ownership of Principal Shareholders and Management" on page 5.

     In addition, pursuant to the Convertible Note Agreement, for so long as any of the promissory notes purchased by Sunrise remain outstanding, the Company has agreed to nominate for election to the Company's Board of Directors a majority of nominees designated by Sunrise. Prior to entering into the transaction with Sunrise, Stephen Carlotti resigned from the Board of Directors of the Company. Four additional Board members - Michael Foster, Irving Gutin, James Risher and Steven Shulman - resigned from the Board of Directors in connection with the transaction, and were replaced by four nominees designated by Sunrise who were elected by the remaining Board members: David A. Presier, Joseph A. Julian, Jr., Michael D. Stewart and Irwin N. Gold.

     Sunrise Capital Partners, L.P. is a private investment fund with over $200 million in committed capital focusing on the acquisition of controlling interests in middle market companies. The funds invested by Sunrise were drawn from funds held for investment. Participating with Sunrise in the purchase of the first series of securities were The John R. Allard Revocable Trust of 1993, Lisa A. DiBrigida, Kim Allard Socha, The Michael E. Allard Revocable Trust of 1994, Gerald R. Allard, The David and Angella Nazarian Family Trust, The Samy Nazarian Trust, Younes Nazarian and Richard A. Beyer. Collectively, these participating interests represented approximately 11% of the outstanding voting shares of the Company on a fully-diluted basis (assuming conversion by the participants of all the promissory notes purchased by them and exercise by the participants of all the common stock purchase warrants) following the sale on August 9, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that each director and certain officers of the Company file reports of initial beneficial ownership and changes in beneficial ownership of the Company's common stock with the Securities and Exchange Commission. To the Company's knowledge, during 1999 all directors and officers filed such required notices.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 26, 1999, September 27, 1998 and September 28, 1997 of those persons who were at September 26, 1999 (i) the Chief Executive Officer and (ii) each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer (with the Chief Executive Officer, collectively, the "Named Officers" ).

Summary Compensation Table

                                                                                           Long-Term
                                                                                          Compensation
                                                                                           Securities
                                                                                           Underlying          All Other
Name and Principal Position                    Year         Annual Compensation(1)           Options        Compensation ($)
---------------------------                    ----         -------------------              -------        ----------------
                                                         Salary ($)        Bonus ($)
                                                         ----------        ---------
John R. Allard(2)...........................   1999          272,921            --            25,000            13,234(3)
President and CEO                              1998               --            --            20,000                --
                                               1997               --            --                --                --
John W. Powers..............................   1999          168,222            --             7,200            11,992(4)
Vice President and CFO                         1998          135,522            --             5,000            10,848(5)
                                               1997               --            --             5,000                --
Michael Foster(6)...........................   1999          509,648                         100,000            79,939(7)
Formerly, Chairman and CEO                     1998          400,036            --            86,000            23,855(8)
                                               1997          325,000            --            48,000            25,028
Timothy Jones(9)............................   1999          188,574            --             7,200            12,616(10)
Formerly, Vice President Information           1998          175,032            --            15,000            11,378(11)
Solutions                                      1997          150,020            --            20,000            11,616
Richard Longo(12)...........................   1999          178,398            --             1,500            11,687(13)
Formerly, Vice President                       1998               --            --             5,000                --
Industrial Technology                          1997               --            --                --                --
----------

(1) Excludes perquisites and other personal benefits, the aggregate annual amount of which was less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) Mr. Allard became Chief Executive Officer in December 1999 and Chairman in July 2000.

(3) Includes $9,000 auto allowance, $4,000 contribution to the Company's 401(k) plan and $234 for group term life insurance.

(4) Includes $7,800 auto allowance, $4,000 contribution to the Company's 401(k) plan and $192 group term life coverage.

(5) Includes $7,800 auto allowance, $2,650 contribution to the Company's 401(k) plan and $398 group term life coverage

(6) Mr. Foster retired as Chairman and Chief Executive Officer as of December 1999.

(7) Includes $1,913 auto allowance, $68,700 life insurance premium paid by the Company, $4,000 contribution to the Company's 401(k) plan and $1,806 for group term life insurance.

(8) Includes $20,000 life insurance premium paid by the Company, $3,200 contribution to the Company's 401(k) plan and $655 for group term life insurance.

(9) Mr. Jones resigned his position with the Company as of September 29, 1999.

(10) Includes $7,800 auto allowance, $4,000 contribution to the Company's 401(k) plan and $816 for group term life insurance.

(11) Includes $7,800 auto allowance, $3,029 contribution to the Company's 401(k) plan and $549 group term life coverage.

(12)   Mr. Longo resigned his position with the Company as of December 22, 1999.

(13) Includes $7,150 auto allowance, $4,000 contribution to the Company's 401(k) plan and $537 for group term life insurance.

Option Grants in Last Fiscal Year (Individual Grants)

     The following table contains information concerning the grant of stock options under the Company's 1995 Stock Option Plan and the 1997 Equity Incentive Plan to the Named Officers during the Company's last fiscal year.

                                                  Number of
                                                  Securities        % of Total
                                                  Underlying      Options Granted                                   Grant Date
                                                   Options        to Employees In     Exercise      Expiration       Present
Name                                               Granted          Fiscal 1999      Price ($)         Date          Value(1)
----                                            -------------     ---------------    ---------     ------------     ---------

John R. Allard(2)............................       25,000(3)           9.4%            $3.562        03/22/09        $43,250
President and CEO

John W. Powers...............................        7,200(4)           2.7%            $5.50         10/19/08        $18,216
Vice President, CFO

Michael Foster(5)............................      100,000(6)          37.5%            $5.50         10/19/08       $253,000
Formerly, Chairman and CEO

Timothy Jones(7).............................        7,200(4)           2.7%            $5.50         10/19/08        $18,216
Formerly, Vice President Information
Solutions

Richard Longo(8).............................        1,500(4)           0.6%            $5.50         10/19/08         $3,795
Formerly, Vice President Industrial
Technology
----------

(1) The weighted average fair value of options granted to the named officers was $2.53, with the exception of Mr. Allard, whose average was $1.73. The values were estimated on the date of grant using the Black-Sholes option pricing model with the following weighted average assumptions used: Risk free interest rates ranging from 4.03% to 5.10%, expected dividend yield of 0%, expected option lives of 5 years and expected volatilities ranging from 46.82% to 48.38%.

(2) Mr. Allard became Chief Executive Officer in December 1999 and Chairman in July 2000.

(3) Options granted under the Company's 1997 Equity Incentive Plan at an exercise price equal to the fair market value of the Company's common stock on the date of grant. The options vest in 1/3 increments on 03/23/00, 03/23/01 and 03/23/02.

(4) Options granted under the Company's 1997 Equity Incentive Plan at an exercise price equal to the fair market value on the date of grant. The options vest in 1/3 increments on 10/1/99, 10/1/00 and 10/1/01.

(5) Mr. Foster retired as Chairman and Chief Executive Officer as of December 21, 1999.

(6) Options granted under the Company's 1997 Equity Incentive Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options granted to Mr. Foster are fully vested.

(7) Mr. Jones resigned his position with the Company as of September 29, 1999.

(8) Mr. Longo resigned his position with the Company as of December 22, 1999.

Option Exercises And Fiscal Year End Values

     The following table contains information with respect to aggregate stock options exercised by the Named Officers during fiscal 1999, as well as unexercised options to purchase the Company's common stock granted through September 26, 1999 under the Company's 1995 Stock Option Plan or 1997 Equity Incentive Plan to the Named Officers and held by them at that date.

Aggregated Options/SAR Exercises In Last Fiscal Year And Fiscal Year End Option Value

                                                           Number of Securities Underlying            Value of Unexercised
                                                                Unexercised Options at                  In-the-Money at
                                                                  September 26, 1999               September 26, 1999 ($)(1)
                                                            ------------------------------         -------------------------
                             Shares Acquired     Value
                           on Realized Common
Name                         Exercise (#)        ($)                  Stock                               Common Stock
----                         ------------        ---             ----------------                    -----------------------
                                                            Exercisable      Unexercisable       Exercisable       Unexercisable
                                                            -----------      -------------       -----------       -------------

John Allard.............         --              --             6,667             38,333                --                --
President and CEO

John Powers.............         --              --             6,667             10,533                --                --
Vice President, CFO

Michael Foster..........         --              --           317,280                 --                --                --
Formerly, Chairman and
CEO

Timothy Jones...........         --              --            30,000             17,200                --                --
Formerly, Vice
President Information
Solutions

Richard Longo...........         --              --             1,667              4,833                --                --
Formerly, Vice
President Industrial
Technology
----------

(1) Based on the difference between the exercise price of each grant and the closing price of the Company's Common Stock as quoted on the Nasdaq NMS on September 27, 1999, which was $3.345.

     The foregoing options were granted under either the 1995 Stock Option Plan (the "1995 Plan") or the 1997 Equity Incentive Plan (the "1997 Plan"). Both plans are administered by the Stock Option/Compensation Committee, which consists of not less than three outside directors. The Committee determines the key employees to whom, and the time or times at which, options will be granted, the number of shares subject to each option and the terms upon which each option may be granted. An aggregate of 550,000 shares of common stock are reserved for issuance under the 1995 Plan and an aggregate of 750,000 shares of common stock are reserved for issuance under the 1997 Plan. Since the adoption of the

1995 Plan on June 6, 1995, options for a total of 550,000 shares of common stock (or all of the shares reserved for issuance) have been granted to selected officers and key employees of the Company. Since the adoption of the 1997 Plan on June 10, 1997, options for a total of 434,200 shares of common stock have been granted to selected officers and key employees of the Company.

Change In Control Plan and Severance Agreements

     The Board of Directors has adopted a Change in Control Plan which covers two current officers and one key employee, including certain Named Officers. The provisions of the Change in Control Plan only become effective upon the occurrence of an event constituting a change in control of the Company. Under the Change in Control Plan, a "Change in Control" shall be deemed to have occurred if any of the following events occur: (i) any "person" (as such term is defined in Section 13 and 14 under the Exchange Act) except for Michael Foster, directly or indirectly, is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act) of 25% or more of the Company's common stock; (ii) any change occurs in the composition of the company's Board of Directors resulting in a majority of the present directors not constituting a majority two years from such date, provided that directors who were elected by or on the recommendation of such present majority shall be excluded; or (iii) any other event that would be required to be reported under Item 1 of Form 8-K pursuant to Section 13 or Section 15(d) of the Exchange Act. A change in control shall not be deemed to have occurred if such change in control results from a distressed sale of the Company due to the Company's material default with respect to any applicable debt covenants with its lender.

     The Change in Control Plan provides that if, within one (1) year after a change in control of the Company, a Named Officer is discharged without Cause (as defined below) or has resigned for reasons relating to a diminution of responsibilities, compensation or benefits or relocation of place of employment, the Company shall pay to such individual a lump sum severance benefit. For purposes of the Change in Control Plan, "Cause" shall mean conviction of certain crimes, willful misconduct or conduct that caused the Company to suffer a substantial loss or damage. Currently, each Named Officer would receive between nine and eighteen months of base salary, plus bonus, depending upon the Named Officer's years of service and status with the Company. At the discretion of the Board of Directors, the vesting of options may be accelerated in the event of a Change in Control. A Named Officer may resign at any time and for any reason within one year of a Change in Control and receive the base salary component only of the lump sum benefit.

     In addition to being covered by the Change In Control Plan, Mr. Allard has a Severance Agreement with the Company which provides, in relevant part, that if the Company terminates his employment for any reason other than cause, or in connection with a change-in-control, the Company will continue to pay him at his then present salary rate for a period of twelve months.

     Mr. Foster has a Severance Agreement with the Company, effective January 1, 2000 and continuing for a period of five years, which provides, in relevant part, for severance of $250,000 per year, payment of life and medical insurance premiums of $16,000 for the first year of the Agreement and approximately $20,000 for the next four years and a car allowance of $12,000 per year. The agreement also provides for the full vesting of options held by Mr. Foster. The expiration and option exercise prices remain unchanged.

Report of the Compensation Committee

     During fiscal 1999, the Compensation Committee in consultation with the Company's other outside directors established the compensation of the Chairman and Chief Executive

Officer and the President and Chief Operating Officer of the Company. The criteria for bonus awards of the Chief Executive Officer and Chief Operating Officer in respect of the 1999 fiscal year were determined at a meeting of the Compensation Committee as constituted on October 20, 1998 (Messrs. Irving Gutin, Steven Shulman and Bernard Tenenbaum). In determining the individual elements of compensation, the Compensation Committee strives to enable the Company to attract and retain key executives critical to the long-term success of the Company, provide compensation opportunities which are comparable to those offered by similar companies, reward long-term strategic management and the enhancement of shareholder value and create a performance-oriented environment.

     In order to meet the foregoing objectives, the Compensation Committee in consultation with the Company's other outside directors has attempted to design and choose components of compensation. The Compensation Committee consulted with outside compensation consultants to assist in this process and provide competitive information, advice and recommendations relating to compensation issues. Compensation packages consist of cash, certain benefits and equity-based compensation. The Company's compensation provides for competitive base salaries which reflect individual performance and level of responsibility. Annual bonuses, when given, are linked to the financial performance of the Company and its subsidiaries as a whole, job performance and the meeting of specific goals. Also included are plans which reward the enhancement of long-term value to the Company's shareholders.

     The compensation of the Named Officers for fiscal 1999 was based on the policies described above. Bonus awards are determined on the basis of a formula in which a weighted performance factor is applied to a target award established for each of the above officer's respective salary levels. The weighted performance factor is derived as a result of the achievement of certain Company performance targets, including the achievement of a certain level of earnings per share. No bonuses were paid to the above officers in fiscal 1999.

     Annually, the Compensation Committee reviews with the Chief Executive Officer the individual performance of each of the other executive officers and his recommendations with respect to the appropriate compensation awards. The Stock Option/Compensation Committee also reviews with the Company's Chief Executive Officer the financial and other objectives for each of the executive officers for the following year.

     The Compensation Committee has not formally addressed the restrictions under Section 162(m) of the Internal Revenue Code of 1986 because the Compensation Committee does not anticipate paying compensation to its executive officers in an amount to which
Section 162(m) would apply.

         Irving Gutin (Chairman)
         Steven Shulman
         Bernard Tenenbaum

Performance Graph

     Set forth below is a line graph comparing the yearly percentage change in the total shareholder return on the Company's common stock against the total return of the NASDAQ Market Index and a peer group index consisting of companies which sell handheld computers, terminals and associated software, electrical equipment products and instrumentation. The peer group was selected with the assistance of the Company's investment bankers and includes the following issuers: Aura Systems, Inc., Applied Cellular Technology, Inc., BEI Technologies, Inc., Fieldworks, Inc., Itron, Inc., Magnetek, Inc., Metrologic Instruments, Inc., Miltope Group, Inc., NAI Technologies, Inc., Percon, Inc., Symbol Technologies, Inc., ScanSource, Inc., Telxon Corp., Unova, Inc. and Woodhead Industries, Inc. The current peer group has not changed from the peer group used last year. Management believes that the current peer group provides a broad cross section of companies in lines of business that are similar to the Company's line of business.

                             [OBJECT OMITTED]
year              Company  Market   Peer
1994              100.000  100.000  100.000
1995              104.348  138.067  120.351
1996              282.609  163.845  118.733
1997              421.739  224.968  164.934
1998              230.435  228.773  151.972
1999              104.348  371.687  137.442

Certain Relationships and Related Transactions

     The Company is currently leasing and occupying a building at 850 Perimeter Road, Manchester, New Hampshire (the "Perimeter Road Facility") from 850 Perimeter Road

Associates NA, LLC, a New Hampshire limited liability company in which Mr. Allard is a member. The current yearly base rental for the Perimeter Road facility, which houses the operations of WPI Instruments, Inc., is $402,408. The lease term expires on December 31, 2002, and may be renewed by the Company for an extended term to December 31, 2007. In management's opinion, the lease rate for this facility is not in excess of the range of fair market rentals in the relevant area.

     Hinckley, Allen & Snyder, a law firm of which Stephen Carlotti, a director until June 2000, is a member, provided legal services to the Company during its 1999 fiscal year.

                                 Proposal No. 2

          AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
            TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                           (Item 2 on the Proxy Card)

General

     The Company's Amended and Restated Articles of Incorporation authorize the issuance of 20,000,000 shares of common stock, $.01 par value. On September 13, 2000, the Board of Directors of the Company unanimously approved an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 75,000,000 and to submit the proposed amendment to the Company's shareholders.

     The general purpose and effect of the proposed amendment to the Company's Amended and Restated Articles of Incorporation is to increase the number of shares of common stock that the Company is authorized to issue. The Company's Amended and Restated Articles of Incorporation currently provide that the Company may issue up to 20,000,000 shares of common stock. The proposed amendment would increase the number of authorized shares by 55,000,000, to 75,000,000 shares. This increase would create a sufficient reserve of shares of common stock for the Company's future needs, and would allow the Company to reserve shares of common stock for issuance upon conversion of certain debt instruments described below.

The Sunrise Capital Partners Transaction

     On July 31, 2000, the Company and its subsidiaries entered into a Convertible Note Agreement with Sunrise. Pursuant to the Convertible Note Agreement, Sunrise and certain other participants (which include members of the Company's management and some members of the Allard-Nazarian Group) have agreed to invest up to $24.1 million in a combination of convertible promissory notes (the "Notes"), common stock and warrants to purchase common stock (the "Warrants"). The Company entered into the Convertible Note Agreement in order to raise capital to help the Company meet its near- and long-term liquidity needs. The Board of Directors and management of the Company believes that the transactions contemplated by the Convertible Note Agreement are necessary to finance the Company's continuing operations and to finance the development of the Company's new products.

     The Company will use the money raised from the sale of Notes, common stock and Warrants to refinance, in part, amounts owed under the Company's existing senior credit facility with certain lenders, including Fleet Bank-NH. The money will also be used to repay amounts owed to certain affiliates of the Allard-Nazarian Group under a series of promissory notes dated August 3, 1998. The balance of the cash will be used to finance the Company's operations and to finance the development of new products.

Background of the Sunrise Transaction

     Beginning in April 1999, the Board of Directors of the Company instructed management to explore various strategic alternatives for the Company in order to maximize shareholder value. After several months of planning and analysis, the Board authorized a series of initiatives designed to reposition the Company as a provider of vehicle diagnostic equipment and software solutions. Accordingly, the Company engaged in a series of transactions to divest several of its business lines and use the proceeds from those divestitures to reduce corporate debt. The Company also continued to invest in research and development in order to develop new products for its diagnostic business.

     The Company's operating losses increased in fiscal 1999 and 2000 due to a number of factors, including the restructuring charges it recognized as a result of the divestitures, decreased sales in some of its remaining business units and increased interest costs. During that period of time, the Company also failed to comply with the financial covenants contained in its existing senior credit facility, and sought from its lenders a number of waivers and amendments to the terms of its facility designed to address the Company's inability to comply with the terms of the debt. During this period, cash from the Company's operations became insufficient to meet the Company's near- and long-term liquidity requirements, and to finance the Company's investment in developing new products.

     In January, 2000, the Company, with the assistance of the investment banking firm of McFarland Dewey & Co., L.L.C. ("McFarland Dewey"), began exploring means of raising additional capital for the Company to finance the Company's continuing operations and refinance its existing indebtedness. During this period, the Company negotiated with its lenders several forbearance arrangements pursuant to which the lenders agreed to forbear from exercising certain rights and remedies available under the senior credit facility while the Company pursued alternative means of financing.

     Between March and May 2000, the Company engaged in discussions with a number of parties, including Sunrise, about possible investments in the Company. The Board of Directors and management of the Company, with the assistance of its outside financial advisors, considered each of the proposals that the Company received, and the increasing urgency for obtaining a means of funding the Company's short-term operations. On May 17, 2000, the Board of Directors concluded that the proposal received from Sunrise was the most favorable to the Company and its shareholders and directed the Company to execute a commitment letter with Sunrise outlining the material terms of Sunrise's investment. The Company and Sunrise then began the preparation and negotiation of the definitive documentation for their agreement, while continuing to negotiate with the Company's senior lenders appropriate modifications to the Company's existing senior credit facility.

     The Board of Directors also retained McFarland Dewey to render its opinion as to whether the proposal to invest up to $24 million into the Company by Sunrise was fair from a financial perspective to the shareholders of the Company. On July 25, 2000 McFarland Dewey delivered a written opinion to the Board of Directors of the Company stating that, as of that date, the financial terms of Sunrise's investment in the Company were fair from a financial perspective to the shareholders of the Company. The full text of the fairness opinion is set forth in Appendix A attached to this proxy statement. Shareholders are urged to read this opinion in its entirety for a description of the procedures followed, matters considered, assumptions made and methods employed by McFarland Dewey in arriving at its opinion.

     In approving the transaction with Sunrise, the Company's Board considered, among other things, the following factors (none of which were qualified or assigned relative weight as compared to any other factor):

     o the Company's need for capital to finance its current operations and the development of new products

     o the Company's inability to meet the financial covenants in its existing senior credit facility, and the ability of the lenders thereunder to cause the amounts owing under the facility to be payable at any time

     o the extensive effort that the Company and the Board of Directors had made to obtain alternative sources of funding, and the Board's belief that the proposal made by Sunrise was superior to all other proposals

     o the substantial amount of capital that Sunrise and the other participants were prepared to commit to invest in the Company

     o the terms of the Notes to be issued to Sunrise, which permitted the Company to defer payment of fees and interest in the short term by delivery of additional Notes

In light of these and other factors, the Company's Board of Directors approved the form and terms of the transaction with Sunrise. The parties executed the Convertible Note Agreement on July 31, 2000.

Terms of the Sunrise Transaction

     The Convertible Note Agreement provides for the sale of three series of convertible Notes, in aggregate principal amounts of $14.1 million, $5.0 million and up to $5.0 million, respectively. The Notes, which mature three years from the date of issuance, bear interest at the rate of 10.75% per annum, and are convertible into shares of the Company's common stock. At any time prior to maturity of the Notes, each holder thereof has the option to convert any or all of the outstanding principal balance of the Notes, together with any accrued but unpaid interest and fees, into common stock of the Company at a rate of one share of common stock for each $1.75 of principal, interest and fees converted (subject to adjustment in the event of any stock dividend, stock split, combination, reclassification or similar event). Under certain circumstances, the Company may demand that a holder convert the Notes into common stock on the same terms.

     Interest on the Notes is payable in cash. If the Company is not in default under the terms of the Convertible Note Agreement, the Company may elect to pay interest in additional Notes.

     In addition, in conjunction with the sale of each series of Notes, the Convertible Note Agreement provides for the sale of Warrants representing the right to purchase 20% of the number of shares of common stock which would be issuable upon conversion of each such series of Notes. The Warrants, which will be exercisable at any time at the option of the holder, have an exercise price of $1.75 per share.

     Each sale of Notes and Warrants is subject to a closing fee equal to 2% of the aggregate principal amount of the Notes issued. The Company may also elect to pay the closing fee in additional Notes. In addition, Sunrise Advisors, LLC, the managing partner of Sunrise, will receive a transaction fee, payable in cash, equal to 2% of the aggregate principal amount of Notes issued.

     The Notes are subordinated in right of payment to the payment in full of all obligations of the Company under the Company's existing senior credit facility as amended in an aggregate amount not to exceed $26 million. The Company is not permitted to incur any other indebtedness that is subordinated to the indebtedness under the existing senior credit facility and senior to the Notes or any other indebtedness of the Company.

     The Notes are secured by a second priority lien on all the Company's existing and after-acquired real, personal and intellectual property, including a pledge of 100% of the capital stock of all the Company's subsidiaries (other than certain foreign subsidiaries to the extent such pledge would result in material adverse tax consequences).

     The shares of common stock of the Company issued and to be issued to Sunrise and the other participants have been and will be issued pursuant to exemptions from the registration requirements of federal and state securities laws. These shares may therefore, be resold without registration only as provided for by Rule 144 under the Securities Act of 1933 or as otherwise provided under the Securities Act. Pursuant to a Registration Rights Agreement entered into by the Company, Sunrise and the other participants in connection with the Convertible Note Agreement, the holders of at least 30% of the shares of common stock of the Company issued or issuable upon conversion of the Notes and exercise of the Warrants issued to Sunrise and the other participants have the right to require the Company to register the shares under the Securities Act. In the event the Company proposes to register any securities of the Company for sale to the public under the Securities Act, all holders of the shares of common stock of the Company underlying the Notes and the Warrants also have the right to require the Company to include their shares along with the securities of the Company in the registration statement.

     In the event of a change of control in the Company, Sunrise and the other participants have the option to require the Company to repurchase the Notes at a price equal to 110% of the outstanding principal amount, including accrued interest and fees, of the Notes. In the event of asset dispositions or the issuance of equity securities by the Company, Sunrise and the other participants have the option to require the Company to make repayments on the Notes in certain circumstances.

Purchase of the Initial Series of Securities

     On August 9, 2000, Sunrise and the other participants purchased the first series of Notes (in aggregate principal amount of approximately $14.1 million), Warrants to purchase an additional 1.6 million shares of common stock, as well as approximately 1.8 million shares of Company common stock (representing approximately 20% of the outstanding capital stock of the Company). In connection with this initial purchase, the closing fee of approximately $280,000 was paid by the Company by the issuance of additional Notes.

     As of August 9, 2000, after giving effect to the initial purchase of Notes, Warrants and common stock by Sunrise and the other participants, there were approximately 7.9 million shares of common stock of the Company outstanding. In addition, approximately 11.2 million shares were reserved for issuance, as follows: approximately 1.3 million shares were reserved under the Company's 1997 Plan and its 1995 Plan; approximately 25,000 shares were reserved under the Company's Employee Stock Purchase Plan and its Stock Bonus Award Plan; approximately 8.2 million shares were reserved for issuance upon conversion of the outstanding principal of the Notes and related fees; and approximately 1.7 million shares were reserved for issuance upon exercise of outstanding common stock purchase warrants. Accordingly, after the first sale of Notes to Sunrise and the other participants, the Company has only .8 million authorized shares that are not issued or reserved for issuance.

Purpose and Effect of the Proposed Charter Amendment

     As described above, the Convertible Note Agreement contemplates the sale to Sunrise and the other participants of two series of additional Notes in aggregate principal amount of up to $10,000,000, as well as Warrants to purchase approximately 1.1 million additional shares of common stock. Assuming the issuance and conversion of all the additional Notes, including the conversion of interest and related closing fees, and the exercise of all additional Warrants, the Company will be required to issue approximately 7.0 million additional shares of common stock. Accordingly, the Company and its Board of Directors are asking the shareholders to increase the number of authorized shares of common stock in order to allow the Company to issue the additional Notes and the additional Warrants and to pay any interest accruing on the Notes "in kind" by delivery of additional Notes.

     If the shareholders of the Company fail to approve Proposal No. 2, the Company will be unable to satisfy its obligations under the Convertible Note Agreement and issue additional Notes and Warrants. This could have a material adverse effect of the Company because, without the proceeds to be provided by the sale of the additional Notes and Warrants:

     o the Company may not generate sufficient cash to fund its costs of operations

     o the Company may not be able to meet its payment obligations, including payments to suppliers and payments due under the Company's existing senior credit facility

     o the Company may not be able to pursue opportunities in its existing business lines

     o the Company may be unable to finance the development of new products

     o the Company will be unable to meet the operating and financial covenants contained in its existing debt instruments which may result in events of default under the terms thereof

     o the Company would again be forced to seek alternative means of raising capital, which would likely be on terms less favorable than the terms of the Sunrise transaction

     Any or all of these factors could have a material adverse effect on the Company. Accordingly, the Board is asking its shareholders to vote in favor of Proposal No. 2 so that the Company will have a sufficient number of authorized shares to complete the transaction with Sunrise and the other participants.

     The Company is asking its shareholders to authorize an increase in the number of authorized shares of common stock that is greater than the number necessary to allow the Company to issue the additional Notes and the related additional Warrants, in order to create a reserve for future needs. If the Board of Directors deems it to be in the best interest of the Company and that of the shareholders to issue these additional shares of common stock in the future, the Board of Directors generally will not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations. The proposed amendment would give the Board of Directors the flexibility to act promptly when it determines that issuance of additional shares in the best interest of the Company and the Shareholders.

Other Factors to be Considered by Shareholders

     The increase in the number of authorized shares of common stock will have a dilutive effect on the percentage ownership of shares held by existing shareholders when those shares are issued. Issuance of shares greater than those necessary to allow the Company to issue the additional Notes and related additional Warrants could have an anti-takeover effect. If the Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Stockholders Agreement

     Pursuant to a Stockholders Agreement dated August 9, 2000, Sunrise and certain other shareholders (including all the participants in the Sunrise transaction and certain current and former members of management) have agreed to vote in favor of Proposal No. 2. These shareholders, in the aggregate, own approximately 64% of the outstanding shares of common stock of the Company.

Recommendation of the Board of Directors

     For the reasons discussed above, the Board of Directors recommends that the shareholders adopt the following vote:

              That the proposed amendment to the Corporation's Amended and Restated Articles of Incorporation to increase the authorized capital stock of the Corporation to seventy-five million (75,000,000) shares of One Cent ($.01) par value common stock as heretofore recommended by the Board of Directors hereby is approved and adopted.

     The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Meeting is required to approve an amendment to Amended and Restated Articles of Incorporation increasing the number of authorized shares of common stock from 20,000,000 to 75,000,000.

     The Board of Directors recommends that the shareholders vote "FOR" the amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 75,000,000. Proxies solicited by the Board of Directors will be voted "FOR" the proposal unless otherwise indicated.

                                 Proposal No. 3

                  AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
                 INCORPORATION TO CHANGE THE NAME OF THE COMPANY

                           (Item 3 on the Proxy Card)

     The Board of Directors of the Company is proposing that the shareholders amend the Company's Amended and Restated Articles of Incorporation to change the name of the Company.

     At the present time, the Company has not decided on a new name. The Company has retained the services of a consultant to help it choose a new name and is awaiting the consultant's report. By the time of the Annual Meeting, the Board of Directors will have chosen a new name, and the new name will be presented to the shareholders at the Meeting. Properly executed proxies marked "FOR" Proposal No. 3, and properly executed proxies for which no direction on Proposal No. 3 is given, will be voted at the Annual Meeting in favor of the new name determined by the Board of Directors, although shareholders voting by proxy will not know the new name when they are completing and returning their proxies.

Reasons for the Proposal

     With the recent sales of six of the Company's subsidiaries and the Company's expansion of its electronic vehicle diagnostics business, the current name is no longer readily identifiable with the Company's business. Management and the Board intend to choose a new name that is a more exciting, descriptive reflection of the Company's new focus and that will create more awareness of the Company's most important product line. The Company plans to continue to focus on the electronic vehicle diagnostics business, and the Board of Directors believes that it is in the Company's best interest to change its name to one more identified with that business.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders adopt the following vote:

     That the proposed amendment to the Corporation's Amended and Restated Articles of Incorporation to change the name of the Corporation to the name determined by the Board of Directors and presented to shareholders at the Annual Meeting is approved and adopted.

     The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Meeting is required to approve an amendment to the Company's Amended and Restated Articles of Incorporation changing the Company's name.

     The Board of Directors recommends that the shareholders vote "FOR" approval of the amendment to the Amended and Restated Articles of Incorporation to change the name of the Company from WPI Group, Inc. to the name determined by the Board of Directors and presented to shareholders at the Annual Meeting. Proxies solicited by the Board of Directors will be voted "FOR" the proposal unless otherwise indicated.

                                 Proposal No. 4

                     AMENDMENT OF 1997 EQUITY INCENTIVE PLAN

                           (Item 4 on the Proxy Card)

     The Board of Directors has unanimously approved, subject to shareholder approval, amendments to the Company's 1997 Equity Incentive Plan to increase the number of shares of the Company's common stock available for issuance under the 1997 Plan from 750,000 to 3,500,000 and to increase the limit on the number of stock-based awards that can be granted to any one person during any year from 200,000 to 500,000 (the "Amendment").

Background

     The Company has historically utilized stock options as part of its overall compensation program for key employees, directors and officers. As of September 15, 2000, options for approximately 716,000 shares were outstanding under the 1997 Plan, leaving a balance of only approximately 34,000 shares that could be used for future awards under the 1997 Plan. The Board of Directors believes that it is in the best interest of the Company to have stock-based awards available in order to retain, attract and motivate highly qualified personnel for the Company. The Amendment, if approved by shareholders, will enable the Company to reserve a sufficient number of shares of common stock for future awards under the 1997 Plan. The amendment will also increase the number of stock-based awards that can be granted to any one person during any one year of the Company.

Description of the 1997 Plan

     The 1997 Plan was originally approved by the Board in 1997 and by the shareholders at the Company's 1998 Annual Meeting. The following summary of the 1997 Plan is qualified in its entirety by reference to the complete text of the 1997 Plan. The full text of the 1997 Plan, as proposed to be amended, is available upon written request to the Company. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the 1997 Plan.

     The 1997 Plan is intended to provide officers and other employees of the Company and each of its subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate each member of the Board of the Company who is not an employee of the Company (each a "Non-Employee Director") and provide incentives to Non-Employee Directors which are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and Non-Employee Directors in fulfilling their personal responsibilities for long-range achievements.

     The 1997 Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. In addition, the 1997 Plan is intended to provide performance-based compensation so as to be eligible for compliance with Section 162(m) of the Internal Revenue Code which, generally, limits the deduction by an employer for compensation of certain covered officers. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, may be disregarded for purposes of this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the shareholders in a separate vote prior to the payment.

General

     The 1997 Plan provides for the granting of awards to such employees (including officers of the Company, whether or not they are directors of the Company) and consultants of the Company as the Stock Option/Compensation Committee of the Board (the "Committee") may select from time to time. Currently there are approximately 480 employees and consultants eligible to participate in the 1997 Plan. The 1997 Plan also provides for the mandatory grant of Non-Qualified Stock Options to Non-Employee Directors of the Company. Currently, there are six such directors.

     An aggregate of 750,000 shares of common stock of the Company is currently reserved for issuance under the 1997 Plan, subject to adjustment as described below. Such shares may be authorized but unissued common stock or authorized and issued common stock held in the Company's treasury. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the 1997 Plan. Currently, the total number of shares of common stock subject to awards (including awards paid in cash but denominated as shares of common stock) granted to any one Participant of the 1997 Plan during any tax year of the Company cannot exceed 200,000 shares. In the event that the Committee determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the 1997 Plan, then the Committee will make such equitable changes or adjustments as it deems necessary to the number and kind of shares of common stock which may thereafter be issued in connection with awards, the limit on individual awards, the number and kind of shares of common stock subject to each outstanding award, and the exercise price, grant price or purchase price of each award.

     Awards under the 1997 Plan may be made in the form of (a) Incentive Stock Options, (b) Non-Qualified Stock Options (Incentive and Non-Qualified Stock Options are collectively referred to as "options"), (c) Stock Appreciation Rights, (d) Restricted Stock, (e) Phantom Stock, and (f) Other Awards.

Administration

     The 1997 Plan is administered by the Committee. The Committee consists of two or more persons, each of whom is a "nonemployee director" within the meaning of Section 162(m) and a "disinterested person" within the meaning of Rule 16b-3. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 1997 Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan; provided, however, that the Committee may not exercise discretion under any provision of the 1997 Plan with respect to Non-Qualified Stock Options granted to Non-Employee Directors.

Options

     The Committee determines each option's expiration date; provided, however, that no incentive stock option may be exercised more than ten years after the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") is established by the Committee; provided, however, that in the case of an Incentive Stock Option, the option exercise price may be no less than the Fair Market Value of a share of common stock on the date of grant. The option exercise price is payable by any one of the following methods or a combination thereof: (a) cash; (b) personal, certified or bank cashier's check; (c) wire transfer; (d) with consent of the Committee, by surrender of shares of common stock held at least six months by the Participant and having a Fair Market Value on the date of the exercise equal to the option exercise price; or (e) by such other payment method as the Committee may prescribe.

     The Committee may specify at the time of grant or with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant will be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the participant upon exercise of all or part of an option. Reload Options will be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the 1997 Plan. The 1997 Plan provides that a Non-Employee Director who first became a director after April 1, 1997 will be granted automatically a Non-Qualified Stock Option to purchase 10,000 shares of common stock. Commencing with the 1999 Annual Meeting of Shareholders, each Non-Employee Director (other than a director who is first elected at the annual meeting for that year or within six months prior to such annual meeting) will be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of common stock; provided, however, that no annual grants to Non-Employee Directors shall be made unless the Company's earnings per share for the most recently completed fiscal year has increased from the prior fiscal year by at least 15%. Non-Qualified Stock Options granted to Non-Employee Directors shall be exercisable in 1/3 increments beginning on the first anniversary of the date that the Non-Qualified Stock Option is granted and expire ten years from the date of grant.

Stock Appreciation Rights

     Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Plan. A stock appreciation right granted independently of any option will be subject to the same vesting rules as described above for options. A stock appreciation right granted in tandem with any stock option will be exercisable only when and to the extent the option to which it relates is exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and receive from the Company, in cash, an amount equal to the excess of the Fair Market Value of a share of common stock over the exercise price of the stock appreciation right for each share of common stock in respect of which such stock appreciation right is being exercised.

Restricted Stock

     The Committee may grant restricted shares of common stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine in its discretion.

Phantom Stock

     The Committee may grant shares of Phantom Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine in its discretion. If the requirements specified by the Committee are met, the grantee of such an award will receive a cash payment equal to the Fair Market Value of the shares covered thereby plus the dividends that would have been paid on such shares had they actually been outstanding following the grant date.

Other Awards

     Other awards valued in whole or in part by reference to, or otherwise based on, common stock may be granted either alone or in addition to other awards under the 1997 Plan. Subject to the provisions of the 1997 Plan, the Committee will have the sole and complete authority to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of common stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

Other Features of the 1997 Plan

     The Board may suspend, revise, terminate or amend the 1997 Plan at any time; provided, however, that shareholder approval must be obtained if and to the extent that the Board deems it appropriate to satisfy Section 162(m); and provided further that no such action may, without the consent of a Participant, reduce the Participant's rights under any outstanding award.

     Unless otherwise determined by the Committee, or unless the applicable agreement otherwise provides, in the event of a Change In Control (as defined under the Company's Change In Control Plan), all outstanding awards will become fully vested and/or immediately exercisable.

Certain Federal Income Tax Consequences

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 1997 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Non-Qualified Stock Options

     An optionee will not recognize any taxable income upon the grant of a Non-Qualified Stock Option. The Company will not be entitled to a tax deduction with respect to the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the excess of the Fair Market Value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of a Non-Qualified Stock Option will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale of common stock received upon the exercise of a Non-Qualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock is more than twelve months.

Incentive Stock Options

     An optionee will not recognize any taxable income at the time of grant or timely exercise of an Incentive Stock Option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an Incentive Stock Option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the Incentive Stock Option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition" as described below.

     A sale or exchange by an optionee of shares acquired upon the exercise of an Incentive Stock Option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the Incentive Stock Option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the Incentive Stock Option or within one year from the date of transfer of the Incentive Stock Option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (a) the lesser of (i) the Fair Market Value of the shares at the time of exercise of the Incentive Stock Option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

Restricted Stock

     A grantee will not recognize any income upon the receipt of Restricted Stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the Fair Market Value of the Restricted Stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock are subject are removed, in an amount equal to the Fair Market Value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

     Generally, upon a sale or other disposition of Restricted Stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than twelve months.

Other Types of Awards

     The grant of a stock appreciation right or Phantom Stock award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders adopt the following vote:

                  That the proposed amendments to the 1997 Equity Incentive Plan increasing the number of shares of common stock available for issuance under the Plan from 750,000 to 3,500,000 and increasing the limit on the number of stock-based awards that can be granted to any one person during any one year from 200,000 to 500,000 as heretofore recommended by the Board of Directors hereby are approved and adopted.

     The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Meeting is required to approve the amendments to the 1997 Plan increasing the number of authorized shares of common stock available for issuance from 750,000 to 3,500,000 and increasing the number of share limits on the number of stock-based awards that can be granted to any one person during any one year by the Company from 200,000 to 500,000.

     The Board of Directors recommends that the shareholders vote "FOR" the amendments to the 1997 Equity Incentive Plan. Proxies solicited by the Board of Directors will be voted "FOR" the proposal unless otherwise indicated.

                                 Proposal No. 5

           AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
        TO AUTHORIZE THE ISSUANCE OF 20,000,000 SHARES OF PREFERRED STOCK

                           (Item 5 on the Proxy Card)

     On September 13, 2000, the Board of Directors of the Company unanimously approved an amendment to the Amended and Restated Articles of Incorporation of the Company which would create a series of preferred stock, par value $.01 per share (the "Preferred Stock"), for which the Board would have the right to fix the rights, terms and preferences at the time of issuance, and which would authorize the issuance of up to 20,000,000 shares of such Preferred Stock. The Company's Amended and Restated Articles of Incorporation currently only authorize the issuance of common stock.

Purpose and Effect of the Proposed Charter Amendment

     Subject to the provisions of the Company's Amended and Restated Articles of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the shareholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its shareholders.

     The proposed amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties. The Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

     The Company has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of any Preferred Stock issued cannot be stated or predicted with certainty.

     It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board of Directors determines the respective rights of the holders of one or more series of Preferred Stock. However, the issuance of shares of Preferred Stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of Preferred Stock could include (i) reduction of the amount otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of Preferred Stock. For example, Preferred Stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of Preferred Stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock

     Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

     While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders adopt the following vote:

                  That the proposed amendment to the Amended and Restated Articles of Incorporation to authorize the issuance of 20,000,000 shares of preferred stock, $.01 par value, having such designations, preferences and relative, participating, optional and or other special rights as determined by the Board of Directors pursuant to the New Hampshire Business
                  Corporation Act as heretofore recommended by the Board of Directors hereby is approved and adopted.

     The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Meeting is required to approve an amendment to Amended and Restated Articles of Incorporation authorizing the issuance of 20,000,000 shares of Preferred Stock.

     The Board of Directors recommends that the shareholders vote "FOR" the amendment to the Amended and Restated Articles of Incorporation authorizing the issuance of 20,000,000 shares of Preferred Stock. Proxies solicited by the Board of Directors will be voted "FOR" the proposal unless otherwise indicated.

                                 Proposal No. 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                           (Item 6 on the Proxy Card)

     The Board of Directors has appointed Arthur Andersen LLP as its independent
accountants  for  the  fiscal  year  ending  September  24,  2000,   subject  to
shareholder ratification.

     A representative of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

     Ratification of the appointment of Arthur Andersen LLP as independent accountants requires the affirmative vote of a majority of the outstanding shares of common stock present or represented at the Meeting by holders of the Company's common stock entitled to vote thereon.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote "FOR" ratification of this appointment. Proxies solicited by the Board of Directors will be voted "FOR" the proposal unless otherwise indicated.

                      DEADLINE FOR SHAREHOLDERS' PROPOSALS

     Any shareholder proposals to be considered by the Company for inclusion in the Company's proxy materials for the 2001 Annual Meeting must be received by the Company at its principal executive offices by October 27, 2000.

                                  OTHER MATTERS

     Management knows of no matters to be presented at the Meeting other than those set forth in the accompanying proxy. However, if other matters are properly presented for action, it is the intention of the persons named in the proxy to vote upon such matters in accordance with their best judgment.

                     AVAILABILITY OF FORM 10-K AND FORM 10-Q

     The Company's annual report on Form 10-K for the year ended September 26, 1999 and the Company's quarterly report on Form 10-Q for the period ending June 25, 2000 are incorporated by reference and are being mailed to shareholders with this Proxy Statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              William V. A. Zorn, Secretary

Manchester, New Hampshire
October 5, 2000

                                                                      Appendix A
                                                                      ----------


 McFarland Dewey & Co., LLC
      230 Park Avenue
New York, New York 10169 - 1450
           -----
   Telephone (212) 867-4949
   Facsimile (212) 867-0334
   E-mail: general@mcfd.com
                                                                   July 25, 2000

Board of Directors
WPI Group, Inc.
1155 Elm Street
Manchester, NH  03101

Attention:        Mr. John Allard
                  President and Chief Executive Officer

Gentlemen:


                  WPI Group, Inc. ("WPI") and Sunrise Capital Partners ("Sunrise") have proposed entering into an agreement pursuant to which Sunrise shall invest up to $24 million into WPI in the form of convertible subordinated notes (the "Transaction"). The convertible subordinated notes, which mature in three years, shall bear interest at a rate of 10.75% per annum and will be paid either in cash or in kind. The conversion price is $1.75 per WPI share. This Transaction will give Sunrise effective control of WPI. Upon the closing of the Transaction certain Directors of WPI will resign and Sunrise will elect nominees in their place which will give Sunrise a majority of the seats on the board.

         In a separate Participation Agreement between Sunrise and the Allard Nazarian Group ("ANG"), ANG will participate in the investment by Sunrise. ANG will invest $1.5 million. In addition, WPI will exchange approximately $1.6 million of existing promissory notes (including accrued interest) held by ANG for convertible subordinated notes, with the same terms as stated above.

         You have asked us whether, in our opinion, the financial terms of the above Transaction is fair from a financial point of view to the shareholders of WPI.

         In arriving at the opinion set forth below, we have, among other things:

(1)      Reviewed  certain  publicly   available   business  and  financial
         information relating to WPI that we deemed to be relevant;

(2) Reviewed certain confidential information furnished to us by WPI, including financial forecasts relating to the business, earnings, cash flow, assets, liabilities and prospects of WPI;

(3) Conducted discussions with members of senior management and Directors of WPI concerning the matters described in clauses 1 and 2 above;

(4) Reviewed the potential pro forma financial impact on the business and the existing shareholder's ownership of WPI;

(5) Considered the highly leveraged financial condition of WPI and the effect that the demands of meeting its obligations to its senior secured lenders has had on WPI in conducting its on-going business and investing in lines of business presently under development;

(6) Reviewed the latest draft agreements for the Transaction which we are advised reflect in all material aspects the final agreements;

(7) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions;

(8) Discussed the Transaction with other potential investors, all of whom elected not to proceed with a Transaction.

     We have been advised by management of the availability of funds from its senior secured lenders which will, upon the closing of the Transaction, continue to lend at least $15 million for the next 12 months. Such lenders are owed approximately $30 million as of the date of this letter.

     We have also reviewed the terms of a letter of intent that WPI executed to sell the assets of its WPI Industrial Technology, Inc. ("Instruments") subsidiary to a group of investors led by the present management of Instruments. McFarland Dewey is acting as financial advisor to WPI with respect to this potential transaction.

     In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, as well as all information publicly available, and we have not assumed any responsibility for independently verifying such information nor have we undertaken an independent evaluation or appraisal of any of the assets or liabilities of WPI or been furnished to us with any such evaluation or appraisal. With respect to the financial forecast information furnished to or discussed with us by WPI, we have assumed that it has been reasonably prepared and reflects the best currently available estimates and judgment of WPI's management as to the expected future financial performance of WPI.

     We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Transaction, no restrictions, including any amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of this Transaction.

     We are acting as financial advisor to WPI in connection with the Transaction and will receive a fee from WPI for our services, which is contingent upon the consummation of the Transaction. We will receive no separate fee for this opinion. We have, in the past, provided financial advisory services to WPI, and may continue to do so, and have received, and may receive, fees for the rendering of such services. In addition, WPI has agreed to indemnify us for certain liabilities arising out of our engagement.

     This opinion is for the use and benefit of the Board of Directors of WPI. Our opinion does not otherwise address the merits of the underlying decision by WPI to engage in the Transaction.

     We are not expressing any opinion herein as to the price at which WPI shares will trade following the announcement or consummation of the Transaction.

     On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the financial terms of the Transaction are fair from a financial point of view to the shareholders of WPI.

                                               Very truly yours,

                                               McFarland Dewey & Co., LLP

                                               by:     /s/ Alan R. McFarland
                                                  ------------------------------
                                               Alan R. McFarland, Member

                                                                      Appendix B
                                                                      ----------


                                 WPI GROUP, INC.
                                 1115 Elm Street
                         Manchester, New Hampshire 03101

              PROXY SOLICITED ON BEHALF OF THE BOARD OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 2, 2000

     The undersigned hereby appoints as Proxies, each of John R. Allard and John
W. Powers, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of WPI GROUP, INC. held of record by the undersigned on October 2, 2000, at the Annual Meeting of Shareholders to be held on November 2, 2000, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

                                                                        FOR ALL       WITHHELD ALL      FOR ALL
                                                                                                        EXCEPT:

1.   Election of 7 directors

     John Allard, Paul Giovacchini, Irwin Gold, Joseph Julian,
     David Preiser, Michael Stewart, Bernard Tenenbaum                    / /             / /             / /
-------------------------------------------------------------------
(Except nominee(s) written above)
2.   Approve an amendment to the Company's Amended and Restated           FOR           AGAINST         ABSTAIN
     Articles of Incorporation to increase the number of shares of
     common stock the Company is authorized to issue.                     / /             / /             / /
                                                                          FOR           AGAINST         ABSTAIN
3.   Approve an amendment to the Company's Amended and Restated
     Articles of Incorporation to change the name of the Company.         / /             / /             / /
                                                                          FOR           AGAINST         ABSTAIN
4.   Approve an amendment to the Company's 1997 Equity Incentive
     Plan to increase the number of shares available for issuance.        / /             / /             / /

5.   Approve an amendment to the Company's Amended and Restated           FOR           AGAINST         ABSTAIN
     Articles of Incorporation to authorize the issuance of shares
     of preferred stock.                                                  / /             / /             / /
                                                                          FOR           AGAINST         ABSTAIN
6.   Ratify the appointment of Arthur Anderson LLP as independent
     auditors.                                                            / /             / /             / /
                                                                          FOR           AGAINST         ABSTAIN
7.   In their discretion, the Proxies are authorized to vote upon
     such other business as may properly come before the Meeting.         / /             / /             / /


                              Date:                                       , 2000
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------


                              Signature(s)

                              NOTE: Please sign exactly as name appears hereon.

If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in the full corporate name by a duly authorized officer stating his title. Trustees, guardians, executors, and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

If you have had a change of address, please print or type your new address on the lines below.

---------------------------

---------------------------

                                                                      Appendix C
                                                                      ----------
                                 WPI GROUP, INC.

                           1997 EQUITY INCENTIVE PLAN

1.       Establishment and Purpose.

         There is hereby adopted the WPI Group, Inc. 1997 Equity Incentive Plan (the "Plan"). This Plan is intended to promote the interests of the Company (as defined below) and the stockholders of WPI Group, Inc. ("WPI") by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate WPI's non-employee directors and provide incentives to such non-employee directors which are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and non-employee directors in fulfilling their personal responsibilities for long-range achievements.

2.       Definitions.

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Agreement" shall mean the written agreement between WPI and a Participant evidencing an Incentive Award.

         (b)      "Board of Directors" shall mean the Board of Directors of WPI.

         (c) "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any failure resulting from his or her incapacity due to physical or mental illness);
                  (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

         (d) "Change In Control" shall have the same meaning as in the WPI Group, Inc. Change In Control Plan adopted on December 15, 1995.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (f) "Committee" shall mean the Stock Option/Compensation Committee of the Board of Directors. The Committee shall consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3.

         (g) "Company" shall mean, collectively, WPI and each of its Subsidiaries now held or hereinafter acquired.

         (h) "Company Stock" shall mean the common stock of WPI, par value of $.01 per share.

         (i) "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

         (j) "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (l) The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean the closing sales price per share of Company Stock on the NASDAQ/NMS on the date preceding the date of the action requiring such determination.

         (m) "Incentive Award" shall mean any Option, Tandem SAR, Stand-Alone SAR, Restricted Stock, Phantom Stock or Other Award granted pursuant to the terms of the Plan.

         (n) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

         (o) "Issue Date" shall mean the date established by WPI on which certificates representing shares of Restricted Stock shall be issued by WPI pursuant to the terms of Section 10(e).

         (p) "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company.

         (q) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

         (r) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

         (s) "Other Award" shall mean an award granted pursuant to Section 13 hereof.

         (t) "Partial Exercise" shall mean an exercise of an Incentive Award for less than the full extent permitted at the time of such exercise.

         (u) "Participant" shall mean (1) an employee, non-employee director or consultant of the Company to whom an Incentive Award has been granted pursuant to the Plan, and (2) upon the death of an individual described in (1), his or her successors, heirs, executors and administrators, as the case may be.

         (v)      "Phantom Stock" shall mean the right, granted pursuant to
                  Section 11, to receive in cash or shares the Fair Market Value of a share of Company Stock.

         (w) "Reload Option" shall mean a Non-Qualified Stock Option granted pursuant to Section 7(c)(5).

         (x) "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section10(c).

         (y) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

         (z) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (aa) "Stand-Alone SAR" shall mean a stock appreciation right which is granted pursuant to Section 9 and which is not related to any Option.

         (bb) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         (cc) "Tandem SAR" shall mean a stock appreciation right which is granted pursuant to Section 8 and which is related to an Option.

         (dd) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.       Stock Subject to the Plan.

         (a)      Shares Available for Awards

                  The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 750,000 (subject to adjustment as provided herein). The maximum number of shares of Company Stock which may be the subject of Options (which shall include any Tandem SARs related to such Options) granted to any individual during any calendar year shall not exceed 200,000 shares. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in WPI's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

                  The grant of a Tandem SAR, a Stand-Alone SAR which is paid only in cash or Phantom Stock which is paid only in cash shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Notwithstanding the preceding, the maximum number of shares of Company Common Stock with respect to which Stand-Alone SARs may be granted to any individual during any calendar years shall not exceed 200,000 shares.

         (b)      Adjustment for Change in Capitalization

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Incentive Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Incentive Awards, (3) the exercise price, grant price or purchase price relating to any Incentive Award, and
                  (4) the maximum number of shares subject to Incentive Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
                  Section 424 of the Code.

         (c)      Re-use of Shares.

                  Except as restricted by applicable laws or regulations, any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever and any shares of Restricted Stock forfeited shall again become available for Incentive Awards. Notwithstanding the preceding, with respect to any Option (and any related Tandem SAR) and/or any Stand-Alone SAR granted to any individual who is a "covered employee" within the meaning of Section 162(m) of the Code that is cancelled, the number of shares subject to such Option (and Tandem SARs), and/or Stand-Alone SAR, shall continue to count against the maximum number of shares which may be the subject of Options (and Tandem SARs) and Stand-Alone SARs granted to such individual. For purposes of the preceding sentence, if, after grant, the exercise price of an Option (and any related Tandem
                  SAR) and/or the base amount of any Stand-Alone SAR is reduced, such reduction shall be treated as a cancellation of such Option, Tandem SAR and/or Stand-Alone SAR and the grant of a new Option, Tandem SAR and/or Stand-Alone SAR and both the cancellation and the new grant shall reduce the maximum number of shares for which Options (and related Tandem SARs) and Stand-Alone SARs may be granted to the holder of such Option (and related Tandem SAR) and/or Stand-Alone SAR.

4.       Administration of the Plan.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the person to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Non-Qualified Stock Options granted to Non-Employee Directors pursuant to section 12 of the Plan.

         The Committee may, in its absolute discretion, without amendment to the Plan, (a) except with regard to Non-Qualified Stock Options granted to Non-Employee Directors pursuant to section 12 hereof, accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (b) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or other Incentive Award or otherwise adjust any of the terms applicable to any such Incentive Award.

         No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under New Hampshire law and the bylaws of the of the Company) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.       Eligibility.

         The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company) and consultants of the Company as the Committee shall select from time to time. Non-Qualified Stock Options shall be granted to Non-Employee Directors in accordance with the provisions of section 12 hereof.

6.       Awards Under the Plan; Agreement.

         The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

         Each Incentive Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.       Options.

         The provisions of this Section 7 shall apply to the grant of Options under the Plan, except to the extent the same are inconsistent with Section 12, which shall govern grants of Non-Qualified Stock Options to Non-Employee Directors.

         (a)      Identification of Options.

                  Each Option shall be clearly identified in the applicable Agreement as either Incentive Stock Option or a Non-Qualified Stock Option.

         (b)      Exercise Price.

                  Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

         (c)      Term and Exercise of Options.

                  (1) The Committee shall determine the vesting and the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant.

                  (2) An Option many be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $1,000. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                  (3) An Option shall be exercised by delivering notice to WPI's principal office, to the attention of its Secretary. Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other means as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of WPI, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of WPI shall require.

                  (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the option is exercised.

                  (5) The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3)(ii) above, subject to the availability of shares of Company Stock under the Plan at the time of such exercise; provided, however, that no Reload Option shall be granted to a Non-Employee Director. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

(d)      Limitations on Incentive Stock Options.

                  (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

                  (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable more than five years after the date such Incentive Stock Option is granted.

         (e)      Effect of Termination of Employment.

                  (1) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Disability or death, Options granted to such Participant shall terminate on the date of termination of such employment or other relationship. The Committee may, in its sole discretion, extend the exercise period for the vested portion of the Option for up to three consecutive months after such termination, on which date the Option shall expire. Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                  (2) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on the account of the Disability or death of a Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (f)      Acceleration of Exercise Date Upon Change In Control.

                           Unless the Committee otherwise determines or unless the applicable agreement otherwise provides, upon the occurrence of a Change In Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

8.       Tandem SARs.

         The Committee may grant in connection with any Option granted hereunder, except a Non-Qualified Stock Option granted to a Non-Employee Director pursuant to section 12 hereof, one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR granted in connection with a Non-Qualified Stock Option may be granted subsequent to the time that such Non-Qualified Stock Option is granted.

         (a)      Benefit Upon Exercise.

                  The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to cash payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

         (b)      Term and Exercise of Tandem SAR.

                  (1) A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

                  (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent of the number of shares of Company Stock subject to such Option which is so exercised, cancelled, terminated or expired.

                  (3) A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Tandem SAR shall be for an aggregate payment by the Company of less than $1,000.

                  (4) No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

                  (5) A Tandem SAR shall be exercised by delivering notice to WPI's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related.

9.       Stand-Alone SARs.

         (a)      Base Amount.

                  The base amount per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

         (b)      Benefit Upon Exercise.

                  The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the base amount of the Stand-Alone SAR. Such payments shall be made as soon as practicable after such exercise, in cash and/or shares of the Company Stock, as determined by the Committee.

         (c)      Term and Exercise of Stand-Alone SAR's.

                  (1) The Committee shall determine the terms, vesting and expiration date of each Stand-Alone SAR. Unless the applicable Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

                  (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Stand-Alone SAR shall be for an aggregate payment by the Company of less than $1,000.

                  (3) A Stand-Alone SAR shall be exercised by delivering notice to WPI's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

         (d)      Effect of Termination of Employment.

                  The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARs.

         (e)      Acceleration of Exercise Date Upon Change In Control.

                  Unless the Committee otherwise determines or unless the applicable agreement otherwise provides, upon the occurrence of a Change In Control, any Stand Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

10.      Restricted Stock.

         (a)      Issue Date and Vesting Date.

                  At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
                  Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall lapse.

         (b)      Conditions to Vesting.

                  At the time of grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

         (c)      Restrictions on Transfer Prior to Vesting.

                  Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

         (d)      Dividends on Restricted Stock.

                  The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

         (e)      Issuance of Certificates.

                  (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, WPI shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided that WPI shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                                    The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the WPI Group, Inc. 1997 Equity Incentive Plan and an Agreement entered into between the registered owner of such shares and WPI. A copy of the Plan and Agreement is on file in the office of the Secretary of WPI, 1155 Elm Street., Manchester, New Hampshire, 03101.

                           Such legend shall not be removed until such shares vest pursuant to the terms hereof.

                  (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by WPI unless the Committee determines otherwise.

         (f)      Consequences of Vesting.

                  Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, WPI shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e).

         (g)      Effect of Termination of Employment.

                  Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, upon the termination of a Participant's employment for any reason any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, WPI; provided that if the Committee, in its sole discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, WPI shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that WPI requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

         (h)      Effect of Change In Control.

                  Unless the Committee otherwise determines or unless the applicable agreement otherwise provides, upon the occurrence of a Change In Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse.

11.               Phantom Stock.

         (a)      Vesting Date.

                  At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

         (b)      Benefit Upon Vesting.

                  Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive, within 30 days of the date on which such share vests, an amount, in cash and/or shares of Company Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

         (c)      Conditions to Vesting.

                  At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

         (d)      Effect of Termination of Employment.

                  Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason.

         (e)      Effect of Change In Control.

                  Unless the Committee otherwise determines or unless the applicable agreement otherwise provides, upon the occurrence of a Change In Control, all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest and payment in respect of such shares shall be made in accordance with the Plan.

12.      Non-Employee Director Formula Stock Options.

         The provisions of this Section 12 shall apply only to grants of Non-Qualified Stock Options to Non-Employee Directors.

         (a)      General.

                  Non-Employee Directors shall receive Non-Qualified Stock Options under the Plan. The exercise price per share of the Company Stock purchasable under Non-Qualified Stock Options granted to Non-Employee Directors shall be the Fair Market Value of a share of Company Stock on the date of grant. Non-Qualified Stock Options granted to a Non-Employee Director shall not be subject to an acceleration of exercisability except upon a Change in Control as described in Section 12(g).

         (b)      Initial Grants to Directors.

                  Each Non-Employee Director who first became a director after April 1, 1997 and is reelected at the stockholders meeting at which the Plan is approved shall be granted automatically a Non-Qualified Stock Option to purchase 10,000 shares of Company Stock, effective at such stockholders meeting. Each Non-Employee Director who is first elected after such stockholders meeting shall be granted automatically, at the times such director first becomes a member of the Board of Directors, a Non-Qualified Stock Option to purchase 10,000 shares of Company Stock.

         (c)      Subsequent Grants to Directors.

                  Commencing with the annual meeting of the stockholders of the Company held in 1999, on the date of the first Board meeting following the annual meeting of stockholders of each year, each Non-Employee Director (other than a director who is first elected at the annual meeting for that year or within six months prior to such annual meeting) shall be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock. Notwithstanding the foregoing, no annual grants to Non-Employee Directors shall be made unless the Company's earnings per share for the most recently completed fiscal year has increased from the prior fiscal year by at least 15%.

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         (d)      Method and Time of Payment.

                  The Option exercise price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or, in the discretion of the Committee, cash borrowed from the Company on such terms and subject to such conditions as the Committee shall prescribe), in shares of Company Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Company Stock or through a cashless exercise procedure.

         (e)      Term and Exercisability.

                  Each Non-Qualified Stock Option granted under this Section 12 shall (i) be exercisable in 1/3 increments beginning on the first anniversary of the date that the Non-Qualified Stock Option is granted and (ii) expire ten years from the date of grant.

         (f)      Termination.

                  In the event of the termination of a Non-Employee Director's service with the Company other than for Cause, any Non-Qualified Stock Option granted to such Non-Employee Director under this Section 12, to the extent that it is exercisable on the date of such termination, may be exercised by such Non-Employee Director (or, if applicable, by his or her executors, administrator, legatees or distributees) until the earlier of (i) the date that is two years from the date of such termination or (ii) the expiration of such Non-Qualified Stock Option. In the event of the termination of a Non-Employee Director's service with the Company for Cause, all outstanding Non-Qualified Stock Options granted to such Non-Employee Director shall expire at the commencement of business on the date of such termination.

         (g)      Acceleration of Exercise Date Upon Change In Control.

                  Upon the occurrence of a Change In Control, each Non-Qualified Stock Option granted under this Section 12 and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

13.      Other Awards.

         Other forms of Incentive Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Incentive Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

14.      Rights as a Stockholder.

         No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustments to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

15.      No Special Employment Rights; No Right to Incentive Award.

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
         Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

         Except for the automatic grant of Non-Qualified Stock Options to Non-Employee Directors pursuant to Section 12 hereof, no person shall have any claim or right to receive an Incentive Award hereunder and there is no obligation of uniformity for treatment of Participants.. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

16.      Securities Matters.

         (a) WPI shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Options or shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, WPI shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until WPI is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to WPI shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

17.      Withholding Taxes.

         Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

         Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

18.      Notification of Election Under Section 83(b) of the Code.

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
         If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

19. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

         Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

20.      Amendment or Termination of the Plan.

         The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code. Incentive Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

21.      Transfers Upon Death; Nonassignability.

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

         During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Subject to any conditions as the Committee may prescribe and to approval by the Committee, a Participant may, upon providing written notice to the Secretary of WPI, elect to transfer any or all such Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

22.      Expenses and Receipts.

         The expenses of the Plan shall be paid by the Company.

23.      Failure to Comply.

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
         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

24.      Effective Date and Term of Plan.

         The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of WPI. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

25.      Applicable Law.

         Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New Hampshire, without reference to its principles of conflicts of law.

26.      Participant Rights.

         Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of issuance of a Company Stock certificate to him or her for such shares.

27.      Unfunded Status of Awards.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made under or pursuant to an Incentive Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

28.      No Fractional Shares.

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. Except as provided specifically herein, the Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

29.      Interpretation.

         The Plan is designed and intended to permit Options, Tandem SARs and Stand-Alone SARs which have an exercise price or base amount equal to the Fair Market Value of the underlying Company Stock on the date of grant to qualify as performance-based compensation under Section 162(m) of the Code, and all provisions hereof shall be construed in accordance with such intention.

30.      Severability.

         If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

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